Exhibit 99.1

Aerohive Networks Reports Second Quarter 2014 Financial Results

Record revenue of $37.6 million, up 33% sequentially

SUNNYVALE, CA — August 6, 2014 — Aerohive Networks® (NYSE: HIVE), a leader in controller-less Wi-Fi and cloud-managed mobile networking for the enterprise market, today announced financial results for its second quarter of 2014 ended June 30, 2014.

Financial Summary

Total revenue for the second quarter of 2014 was $37.6 million, an increase of 34.0%, compared with $28.0 million for the second quarter of 2013. Software subscriptions and service revenue was $3.8 million, or 10% of total revenue for the quarter, compared with $2.1 million, or 8% of total revenue for the second quarter of 2013.

“The second quarter of 2014 - our first full quarter as a public company - was a strong quarter for Aerohive, driven by continued customer acquisition and sequential revenue growth of 33% over the first quarter,” stated David Flynn, President and Chief Executive Officer, Aerohive Networks. “The seasonally strong Education quarter, additional diversification coming from Retail and Enterprise, and the rapid ramp of our 802.11ac business contributed to our largest revenue quarter to date.”

For the second quarter of 2014, GAAP net loss was $6.3 million, compared with $7.0 million in the second quarter of 2013. GAAP gross margin was 67.5%, compared with 67.6% in the year-ago period. Non-GAAP net loss for the second quarter of 2014 was $4.3 million, compared with $5.6 million in the second quarter of 2013. Non-GAAP gross margin was 67.8%, compared with 67.8% in the year-ago period. A description of the non-GAAP calculations and a reconciliation to comparable GAAP financial measures are provided in the accompanying table entitled “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Conference Call Information

Aerohive Networks is hosting a conference call and webcast for analysts and investors to discuss its second quarter 2014 results and outlook for its second quarter of 2014 at 2:00 pm Pacific Time today, August 6, 2014. The call may be accessed by dialing 1-888-576-4387 (toll free) or 1-719-457-2689 (international) and providing the passcode 6727878. A live audio webcast of the conference call will be accessible from the “Investor Relations” section of the Company’s website at http://ir.aerohive.com. An audio replay of the call may be accessed via dial-in at 1-888-203-1112 with the passcode 6727878 or by webcast on the Investor Relations section of Aerohive’s website at http://ir.aerohive.com.

Safe Harbor Statement

This press release contains forward-looking statements, including statements regarding Aerohive Networks’ financial expectations and operating performance and expectations for continued growth in 2014, including statements regarding potential drivers of growth in the business, and specific verticals contributing to such growth, new customer acquisition, future product offerings and the 802.11ac transition. These forward-looking statements are based on current expectations and are subject to inherent uncertainties, risks and changes in circumstances that are difficult or impossible to predict. The actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of these uncertainties, risk and changes in circumstances, including, but not limited to, risks and uncertainties related to: general demand for wireless networking in the industry verticals targeted or demand for Aerohive products in particular, unpredictable and changing market conditions, risks associated with the deployment and adoption of new products and services, risks associated with rapid growth, competitive pressures from existing and new companies, technological change, product development delays, reliance on third parties to manufacture, warehouse and timely deliver Aerohive products, international operations, inability to protect Aerohive intellectual property or to predict or limit exposure to third party claims relating to its or Aerohive’s intellectual property, Aerohive’s limited operating history, particularly as a newly public company; and general market, political, regulatory, economic and business conditions in the United States and internationally.

Additional risks and uncertainties that could affect Aerohive’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s recent quarterly report on Form 10-Q. Aerohive’s SEC filings are available on the Investor Relations section of the Company’s website at http://ir.aerohive.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Aerohive Networks disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures

Aerohive’s reported results include certain non-GAAP financial measures, including:

•	non-GAAP gross profit and non-GAAP gross margin

•	non-GAAP operating loss and non-GAAP operating loss percentage

•	non-GAAP net loss and non-GAAP net loss per share

The Company defines non-GAAP financial measures to exclude share-based compensation, amortization of acquired intangibles and the periodic fair value re-measurements related to convertible preferred stock warrants.

The Company has included non-GAAP financial measures in this press release because they are key measures used to evaluate the business, measure performance, identify trends affecting the business, formulate financial projections and make strategic decisions. In particular, the exclusion of certain non-cash expenses in calculating these non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s core business.

Although non-GAAP financial measures are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. Some of these limitations are:

•	the non-GAAP measures do not consider the dilutive impact of stock-based compensation, which is an ongoing expense for the Company;

•	although amortization is a non-cash charge, the assets being amortized often will have to be replaced in the future, and non-GAAP gross profit percentage, non-GAAP operating loss, non-GAAP operating loss percentage, non-GAAP net loss, and non-GAAP loss per share do not reflect any cash requirement for such replacements; and

•	non-GAAP net loss and non-GAAP net loss per share do not reflect the periodic fair value re-measurements related to convertible preferred stock warrants; and

•	other companies, including companies in this industry, may calculate these non-GAAP financial measures differently, which reduces their usefulness as a comparative measure.

Because of these limitations, you should consider non-GAAP financial measures only together with other financial performance measures, including various cash flow metrics, net loss and other GAAP results.

About Aerohive Networks

Aerohive (NYSE: HIVE) unleashes the power of enterprise mobility. Aerohive’s technology enables organizations of all sizes to use mobility to increase productivity, engage customers, and grow their business. Deployed in over 16,000 enterprises worldwide, Aerohive’s proprietary mobility platform takes advantage of the cloud and a distributed architecture to deliver unified, intelligent, simplified and cost-effective networks. Aerohive was founded in 2006 and is headquartered in Sunnyvale, Calif. For more information, please visit www.aerohive.com, call us at 408-510-6100, follow us on Twitter @Aerohive, subscribe to our blog, join our community or become a fan on our Facebook page.

“Aerohive” is a registered trademark of Aerohive Networks, Inc. All product and company names used herein are trademarks or registered trademarks of their respective owners. All rights reserved.

Investor Relations Contact:

The Blueshirt Group

Suzanne Schmidt or Melanie Solomon

(408) 769-6720

ir@aerohive.com

[tables follow]

AEROHIVE NETWORKS, INC.

Condensed Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	June 30, 2014	December 31, 2013
	(unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$103,913	$35,023
Accounts receivable, net of allowance for doubtful accounts of $217 and $158 as of June 30, 2014 and December 31, 2013, respectively	23,651	17,578
Inventory	12,061	6,817
Prepaid expenses and other current assets	2,285	4,949
Deferred cost of goods sold	978	1,427

Total current assets	142,888	65,794
Property and equipment, net	5,805	3,281
Goodwill	513	513
Intangible assets, net	68	149
Other assets	166	120

TOTAL ASSETS	$149,440	$69,857

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Accounts payable	$16,548	$10,802
Accrued liabilities	9,015	7,561
Debt, current portion	10,000	10,000
Deferred revenue, current portion	17,977	15,915

Total current liabilities	53,540	44,278
Debt, long-term portion	9,721	9,624
Convertible preferred stock warrant liability	—	3,903
Deferred revenue, non-current	19,483	14,655
Other liabilities	589	742

TOTAL LIABILITIES	83,333	73,202

STOCKHOLDERS’ EQUITY (DEFICIT):
Convertible preferred stock, par value of $0.001 per share, issuable in Series A, B, C, D and E - zero and 29,536,358 shares authorized as of June 30, 2014 and December 31, 2013, respectively; zero and 27,861,009 shares issued and outstanding as of June 30, 2014 and December 31, 2013, respectively	—	28
Preferred stock, par value of $0.001 per share - 25,000,000 and no shares authorized as of June 30, 2014 and December 31, 2013, respectively; no shares issued and outstanding as of June 30, 2014 and December 31, 2013	—	—
Common stock, par value of $0.001 per share-500,000,000 and 52,800,000 shares authorized as of June 30, 2014 and December 31, 2013, respectively; 45,567,323 and 7,419,469 shares issued and outstanding as of June 30, 2014 and December 31, 2013, respectively	46	7
Additional paid-in capital	201,590	116,954
Accumulated deficit	(135,529)	(120,334)

Total stockholders’ equity (deficit)	66,107	(3,345)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$149,440	$69,857

AEROHIVE NETWORKS, INC.

Condensed Consolidated Statements of Operations

(unaudited; in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenue:
Product	$33,721	$25,883	$58,582	$43,920
Software subscriptions and service	3,833	2,149	7,204	3,939

Total revenue	37,554	28,032	65,786	47,859
Cost of revenue (1):
Product	10,560	8,059	18,442	14,214
Software subscriptions and service	1,639	1,010	3,005	1,845

Total cost of revenue	12,199	9,069	21,447	16,059

Gross profit	25,355	18,963	44,339	31,800

Operating expenses:
Research and development (1)	6,833	6,674	12,971	12,431
Sales and marketing (1)	19,011	14,604	35,580	27,504
General and administrative (1)	5,135	3,926	9,972	7,815

Total operating expenses	30,979	25,204	58,523	47,750

Operating loss	(5,624)	(6,241)	(14,184)	(15,950)
Interest income	8	3	9	7
Interest expense	(459)	(101)	(924)	(201)
Other income (expense), net	(58)	(485)	59	(868)

Loss before income taxes	(6,133)	(6,824)	(15,040)	(17,012)
Income tax provision	(135)	(155)	(155)	(285)

Net loss	$(6,268)	$(6,979)	$(15,195)	$(17,297)

Net loss per share, basic and diluted	$(0.14)	$(1.03)	$(0.58)	$(2.64)

Weighted-average shares used in computing net loss per share, basic and diluted	44,751,354	6,745,094	26,295,717	6,552,278

(1) Includes stock-based compensation as follows:

Cost of revenue	$73	$11	$118	$20
Research and development	502	197	853	347
Sales and marketing	798	331	1,419	618
General and administrative	566	304	1,115	564

Total stock-based compensation expense	$1,939	$843	$3,505	$1,549

AEROHIVE NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(unaudited; in thousands)

	Six Months Ended June 30,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(15,195)	$(17,297)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,019	669
Stock-based compensation	3,505	1,549
Amortization and write-off of debt discount and debt issuance cost	97	—
Re-measurement of convertible preferred stock warrant liability	(90)	803
Changes in operating assets and liabilities:
Accounts receivable, net	(6,073)	(6,573)
Inventory	(5,244)	1,319
Prepaid expenses and other current assets	(385)	(320)
Other assets	(73)	12
Accounts payable	7,636	(552)
Accrued liabilities	1,693	1,067
Other liabilities	(126)	242
Deferred revenue	6,890	7,244

Net cash used in operating activities	(6,346)	(11,837)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and intangible assets	(1,131)	(963)
Capitalized software development costs	(2,016)	—

Net cash used in investing activities	(3,147)	(963)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from initial public offering, net of underwriting discount	80,213	—
Payment of offering costs	(3,852)	—
Net proceeds from issuance of convertible preferred stock	—	10,000
Proceeds from exercise of convertible preferred stock warrants	907	—
Proceeds from exercise of vested stock options	1,115	570
Proceeds from early exercise of stock options, net of repurchases	—	670

Net cash provided by financing activities	78,383	11,240

Net increase (decrease) in cash and cash equivalents	68,890	(1,560)
Cash and cash equivalents-beginning of period	35,023	29,585

Cash and cash equivalents-end of period	$103,913	$28,025

AEROHIVE NETWORKS, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(unaudited; in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Gross Profit Reconciliations:
GAAP gross profit	$25,355	$18,963	$44,339	$31,800
Stock-based compensation	$73	$11	$118	$20
Amortization of acquired intangible assets	$40	$40	$81	$81
Non-GAAP gross profit	$25,468	$19,014	$44,538	$31,901

Gross Margin Reconciliations:
GAAP gross margin	67.5%	67.6%	67.4%	66.4%
Stock-based compensation	0.2%	0.1%	0.2%	0.1%
Amortization of acquired intangible assets	0.1%	0.1%	0.1%	0.2%
Non-GAAP gross margin	67.8%	67.8%	67.7%	66.7%

Operating Loss Reconciliations:
GAAP operating loss	$(5,624)	$(6,241)	$(14,184)	$(15,950)
Stock-based compensation	1,939	843	3,505	1,549
Amortization of acquired intangible assets	40	40	81	81
Non-GAAP operating loss	$(3,645)	$(5,358)	$(10,598)	$(14,320)

Operating Loss Percentage Reconciliations:
GAAP operating loss percentage	(15.0)%	(22.3)%	(21.6)%	(33.3)%
Stock-based compensation	5.2%	3.1%	5.4%	3.2%
Amortization of acquired intangible assets	0.1%	0.1%	0.1%	0.2%
Non-GAAP operating loss percentage	(9.7)%	(19.1)%	(16.1)%	(29.9)%

Net Loss Reconciliations:
GAAP net loss	$(6,268)	$(6,979)	$(15,195)	$(17,297)
Stock-based compensation	1,939	843	3,505	1,549
Amortization of acquired intangible assets	40	40	81	81
Periodic re-measurement of convertible preferred stock warrants	—	447	(90)	803
Non-GAAP net loss	$(4,289)	$(5,649)	$(11,699)	$(14,864)

Shares Used in Computing non-GAAP Basic and Diluted Net Loss per Share
Weighted average shares used in computing non-GAAP basic and diluted net loss per share	44,751,354	6,745,094	26,295,717	6,552,278

Earnings Per Share Reconciliations:
Basic and diluted net loss per share on a GAAP basis	$(0.14)	$(1.03)	$(0.58)	$(2.64)
Stock-based compensation	0.04	0.12	0.13	0.24
Amortization of acquired intangible assets	—	0.01	—	0.01
Periodic re-measurement of convertible preferred stock warrants	—	0.07	—	0.12
Basic and diluted net loss per share on a Non-GAAP basis	$(0.10)	$(0.83)	$(0.45)	$(2.27)